                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                  PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JULY 14, 2008
                                    TO THE
                       PROSPECTUSES DATED APRIL 28, 2008

This Supplement describes the Lifetime Withdrawal Guarantee Benefit II (LWG II) and Guaranteed Minimum Income Benefit Plus II (GMIB Plus II) available with Preference Plus Select Variable Annuity Contracts issued in New York State on or after July 14, 2008. Effective July 14, 2008, the following supplements, and to the extent inconsistent therewith, replaces information in the Prospectus dated April 28, 2008 for the Contract. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like a copy of the Prospectus, please contact us at (800) 638-7732 or write to us at Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. In the Prospectus, the "Important Terms You Should Know" section on page 5 will help you locate where a term is defined in the Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT PLUS II

Table of Expenses - Optional Guaranteed Income Benefits

             Guaranteed Minimum Income
               Benefit
             Plus II (Prior to
               Optional Step-Up/Reset)
               (1)                      0.75% of the Income Base

1. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Supplement. You do not pay this charge once you are in the pay-out phase of your Contract or after your rider terminates. (See Guaranteed Income Benefits for more information.)

OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS CHARGE

All Guaranteed Minimum Income Benefits are available for an additional charge based on the guaranteed minimum income base (as defined later in this Supplement), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program balance and Separate Account balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.

The Guaranteed Minimum Income Benefit Plus II charge is 0.75%. If you elect the Optional Reset of either version, we may increase the charge to a rate we determine (provided that this rate will not exceed the rate currently applicable to new contract purchases of the same optional benefit at the time of the reset), but no more than a maximum of 1.50%.

GUARANTEED INCOME BENEFITS

At the time you buy the Contract, you may elect the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") for an additional charge. This benefit is designed to guarantee a predictable minimum level of fixed income payments, regardless of investment performance during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT BALANCE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE GMIB PLUS II) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the GMIB Plus II, you may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the benefit guarantees intact, provided the conditions of the benefit are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the benefit.

You may not have this benefit and another living benefit (LWG, GWB or GMAB) in effect at the same time. Once elected, the benefit cannot be terminated except as discussed below.

OVERVIEW OF THE GMIB PLUS II AND THE LWG II

We offer the GMIB Plus II and the LWG II that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or under perform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider:

Guaranteed Income Benefits

   .  Guaranteed Minimum Income Benefit Plus (GMIB Plus II)

The GMIB Plus II is designed to allow you to invest your Account Balance in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect the income phase. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Balance at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.

Guaranteed Withdrawal Benefits

   .  Lifetime Withdrawal Guarantee (LWG II)

With the LWG II, you are guaranteed at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum allowed under the rider. In addition, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected), even after the entire amount of purchase payments has been returned. (Under the Single Life version of the LWG II rider, income for life is guaranteed if you make your first withdrawal on or after the date you reach age 59 1/2; under the Joint Life version of the LWG II rider, income for life is guaranteed if you make your first withdrawal when both you and your spouse are at least age 59 1/2.)

FACTS ABOUT GUARANTEED INCOME BENEFITS

INCOME BASE AND GMIB INCOME PAYMENTS. Under the GMIB Plus II, we calculate an "income base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB Plus II and annuitizing the contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT BALANCE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Plus II Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

THE GMIB PLUS II ANNUITY TABLE. The GMIB Plus II Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the income type you select. For GMIB Plus II, the annuity rates for attained ages 85 to 90 are the same as those for attained age 84. THE ANNUITY RATES IN THE GMIB PLUS II ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS II PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME

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THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT BALANCE ON YOUR ANNUITY DATE TO
THEN-CURRENT ANNUITY PURCHASE RATES. Your registered representative can provide you an illustration of the amounts you would receive if you exercised the rider.

If you exercise a GMIB Plus II rider, your income payments will be the greater of:

   . the income payment determined by applying the amount of the income base to the GMIB Plus II Annuity Table, or

   . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options".)

If you choose not to receive income payments as guaranteed under the GMIB Plus II, you may elect any of the income options available under the Contract.

If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would be provided by applying your Account Balance on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit you did not use.

OWNERSHIP. If the owner is a natural person, the owner must be the annuitant. If a non-natural person owns the Contract, then the annuitant will be considered the owner in determining the income base and GMIB Plus II income payments. If joint owners are named, the age of the older will be used to determine the income base and GMIB Plus II income payments.

Note on Graphs and Examples

The purpose of these examples is to illustrate the operation of the GMIB Plus
II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

How the GMIB Plus II Works

(1) THE ANNUAL INCREASE AMOUNT OF THE INCOME BASE

Determining a value upon which future income payments will be based

Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate, until the Contract Anniversary on or immediately after the Contract owner's specified birthday subject to the 190% maximum increase limitation on the Annual Increase Amount. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at the specified percentage each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                                     [CHART]

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Determining your guaranteed lifetime income stream

Assume that you decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                     [CHART]

(2) THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

Determining a value upon which future income payments will be based

Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                     [CHART]

Determining your guaranteed lifetime income stream

Assume that you decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

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                                     [CHART]

(3) PUTTING IT ALL TOGETHER

Prior to annuitization, the two components of the income base (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the guaranteed minimum income base and the Account Balance will cease to exist. Also, the GMIB may be exercised only after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's specified birthday.

                                     [CHART]

With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract rider is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. THEREFORE, IF YOUR ACCOUNT BALANCE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

                                     [CHART]

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DESCRIPTION OF GMIB PLUS II

The GMIB Plus II is available only for owners up through age 78 and you can only elect the GMIB Plus II at the time you purchase the contract. THE GMIB PLUS II MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY ON OR FOLLOWING THE OWNER'S 90TH BIRTHDAY.

INCOME BASE

The income base is equal to the greatest of (a) or (b) below:

a. The Annual Increase Amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date prior to your 91st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal.

   . For this purpose, all purchase payments credited within 120 days of the date we issued the Deferred Annuity will be treated as if they were received on the date we issued the Deferred Annuity.

   . The withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal if total withdrawals in a Contract Year are more than 6% of the Annual Increase Amount at the previous Contract Anniversary.

   . If total withdrawals in a Contract Year are less than or equal to 6% of the Annual Increase Amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year.

   . The Annual Increase Amount shall not exceed 190% of total purchase payments, or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up (see "Optional Step-Up" below.).

or

b. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal;

   .  On each Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

   . Increase the Highest Anniversary Value by each subsequent purchase payment or

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal.

For purpose of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

Partial annuitizations are not permitted.

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IN DETERMINING THE GMIB PLUS II INCOME PAYMENTS, AN AMOUNT EQUAL TO THE
WITHDRAWAL CHARGE THAT WOULD APPLY UPON A COMPLETE WITHDRAWAL AND THE AMOUNT OF ANY PREMIUM AND OTHER TAXES THAT MAY APPLY WILL BE DEDUCTED FROM THE INCOME BASE. FOR PURPOSES OF CALCULATING THE INCOME BASE, PURCHASE PAYMENT CREDITS (I.E., BONUS PAYMENTS) ARE NOT INCLUDED.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the 6% accumulation rate on the Annual Increase Amount. HOWEVER, RESETTING THE ANNUAL INCREASE AMOUNT WILL INCREASE YOUR WAITING PERIOD FOR EXERCISING THE GMIB PLUS II BY RESTARTING THE 10-YEAR WAITING PERIOD, AND WE MAY RESET THE GMIB PLUS II CHARGE TO A RATE WE SHALL DETERMINE THAT DOES NOT EXCEED THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%), PROVIDED THAT THIS RATE WILL NOT EXCEED THE RATE CURRENTLY APPLICABLE TO THE SAME OPTIONAL BENEFIT FOR NEW PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each automatic step-up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make the election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, the GMIB Plus II (and the charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up will:

     (1) reset the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election;

     (2) reset the GMIB Plus II waiting period to the 10th Contract Anniversary following the date the Optional Step-Up took effect; and

     (3) reset the GMIB Plus II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to the same optional benefit for new purchases at the time of the Optional Step-Up), up to the maximum optional reset charge (not to exceed 1.50%).

The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up.

On the date of the Optional Step-Up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

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In the event that the charge applicable to Contract purchases at the time of the reset is higher than your current GMIB Plus II charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the GMIB Plus II, there are certain investment allocation restrictions. Please see "Investment Choices--Investment Allocation Restrictions for Certain Benefits" in the Prospectus. In addition, the Fixed Account is not available. If you elect the GMIB Plus II, you may elect to participate in the Enhanced Dollar Cost Averaging Program, provided that your destination investment divisions are selected in accordance with the investment allocation restrictions.

GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Balance intended to restore your initial investment in the Contract, in lieu of receiving GMIB Plus II payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

     (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and

     (b) the Account Balance on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Balance in such investment division bears to the total Account Balance in all investment divisions.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Balance, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.

The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus II will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue, and the GMIB Plus II allocation restrictions, described above, will no longer apply.

EXERCISING THE GMIB PLUS II. If you exercise the GMIB Plus II, you must select to receive income payments under one of the following income types:

     (a) Lifetime Income Annuity with a 5 Year Guarantee Period; or

     (b) Lifetime Income Annuity for Two with a 5 Year Guarantee Period. Based on federal tax rules, this option is not available for qualified contracts where the difference in ages of the joint annuitants is greater than 10 years. See "Pay-Out Options." This income type is only available if the oldest annuitant's attained age is 55 or older.

If you take a full withdrawal of your Account Balance, your contract is terminated by us due to its small Account Balance and inactivity (see "When We Can Cancel Your Deferred Annuity" in the Prospectus), or your contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

TERMINATING THE GMIB PLUS II. Except as otherwise provided, the GMIB Plus II will terminate upon the earliest of:

     a) The 30th day following the Contract Anniversary on or following your 90th birthday;

     b) The date you make a complete withdrawal of your Account Balance (a pro rata portion of the charge will be applied). (If there is still an income base remaining after a full withdrawal of your Account Balance, we will commence making income payments based on the remaining income base within 30 days of the date of the full withdrawal.)

     c) The date you elect to receive income payments under the contract and you do not elect to receive payments under the GMIB Plus II (a pro rata portion of the charge will be applied);

     d) Death of the owner or joint owner (unless the spouse (aged 89 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract;

     e) A change for any reason of the owner or joint owner or annuitant, if a non-natural person owns the contract, unless we agree otherwise;

     f)  The effective date of the Guaranteed Principal Option; or

     g) The date you assign your Contract, subject to our administrative procedures.

When the GMIB Plus II terminates, the corresponding GMIB Plus II charge terminates and GMIB Plus II investment restrictions no longer apply.

CHARGES. GMIB Plus II is available for an additional charge of 0.75% of the income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program balance and Separate Account Balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance. The Enhanced Dollar Cost Averaging program is not available in the C and Bonus Classes Deferred Annuity.

Note on Graphs and Examples

The purpose of these examples is to illustrate the operation of the Guaranteed Principal Option and the Optional Step-Up with GMIB Plus II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

(1) THE GUARANTEED PRINCIPAL OPTION

Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the Account Balance at the 10th Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.

The effects of exercising the Guaranteed Principal Option are:

     1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Balance 30 days after the 10th Contract Anniversary bringing the Account Balance back up to $100,000.

     2) The GMIB Plus II rider and rider fee terminates as of the date that the adjustment is made to the Account Balance; the variable annuity contract continues.

     3) GMIB Plus II allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Balance.

                                    [CHART]



* Withdrawals reduce the original purchase payment (I.E., those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

(2) THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

Assume your initial investment is $100,000 and no withdrawals are taken. The 6% Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your 6% Annual Increase Amount, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

     (1) The 6% Annual Increase Amount automatically resets from $106,000 to $110,000;

     (2) The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

     (3) The GMIB Plus II rider charge is reset to the fee we charge new contract owners for the same GMIB Plus II rider at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 6% Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your 6% Annual Increase Amount, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

     (1) The 6% Annual Increase Amount automatically resets from $116,600 to $120,000;

     (2) The 10-year waiting period to annuitize the contract under the GMIB Plus II is reset to 10 years from the second Contract Anniversary;

     (3) The GMIB Plus II rider charge is reset to the fee we charge new contract owners for the same GMIB Plus II rider at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the 6% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

     (1) The 6% Annual Increase Amount automatically resets to the higher Account Balance;

     (2) The 10-year waiting period to annuitize the contract under the GMIB Plus II is reset to 10 years from the date of the Optional Step-Up;

     (3) The GMIB Plus II rider charge is reset to the fee we charge new contract owners for the same GMIB Plus II rider at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires.

Assume you do not make a new election of the Automatic Annual Step-Up.

The 6% Annual Increase Amount increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your 6% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 6% Annual Increase Amount remains at $180,200 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday, subject to the 190% maximum increase limitation on the Annual Increase Amount.

Also, please note:

     (1) The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

     (2) The GMIB Plus II rider charge remains at its current level; and

     (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [CHART]

                           plotpoints not provided



GMIB PLUS II, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS

The GMIB Plus II may have limited usefulness in connection with a qualified Contract, such as IRA (See "Income Taxes" in the Prospectus), in circumstances where, due to the ten year waiting period after purchase (and, after an Optional Step-Up), the owner is unable to exercise the benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of income payments under the GMIB Plus II. You should consult your tax adviser prior to electing the GMIB Plus II.

Additionally, the GMIB Plus II is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB Plus II may not be exercised until 10 years after purchase (and, after an Optional Step-Up/Optional Reset), and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for 5 years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the owner's death, and also prohibit payments for as long as the beneficiary's life in certain circumstances.

LIFETIME WITHDRAWAL GUARANTEE BENEFIT II

TABLE OF EXPENSES--OPTIONAL GUARANTEED WITHDRAWAL BENEFITS

LIFETIME WITHDRAWAL BENEFITS

             Lifetime Withdrawal        0.65% of the Total
               Guarantee Benefit II       Guaranteed Withdrawal
               (Single Life Version)      Amount
               (Prior to Automatic
               Annual Step-Up) (1)
             -----------------------------------------------------
             Lifetime Withdrawal        1.25% of the Total
               Guarantee Benefit II       Guaranteed Withdrawal
               (Single Life Version)      Amount
               (Maximum upon Automatic
               Annual Step-Up) (1)
             -----------------------------------------------------
             Lifetime Withdrawal        0.85% of the Total
               Guarantee Benefit II       Guaranteed Withdrawal
               (Joint Life Version)       Amount
               (Prior to Automatic
               Annual Step-Up) (1)
             -----------------------------------------------------
             Lifetime Withdrawal        1.50% of the Total
               Guarantee Benefit II       Guaranteed Withdrawal
               (Joint Life Version)       Amount
               (Maximum upon Automatic
               Annual Step-Up) (1)

(1) The charge for Lifetime Withdrawal Guarantee Benefit II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Supplement. (See below for more information.)

GUARANTEED WITHDRAWAL BENEFITS

We offer the Lifetime Withdrawal Guarantee II (LWG II) for an additional charge.

The LWG II guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your benefit has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee II guarantees income, without annuitizing the Contract, for your life (and the life of your spouse if the Joint Life version of this optional benefit was elected, and if both you and your spouse are at least age 59 1/2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)

If you purchase LWG II, you must elect it at the time you purchase the contract, prior to age 86. You may not have this benefit and another living benefit (GMIB or GMAB) in effect at the same time. Once elected, the rider may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFITS

MANAGING YOUR WITHDRAWALS. The LWG II guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The LWG II does not establish or guarantee an Account Balance or minimum return for any investment division. The Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee II cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee Benefit II after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Balance to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II--Cancellation and Guaranteed Principal Adjustment" below.) INCOME TAXES AND PENALTIES MAY APPLY TO YOUR WITHDRAWALS, AND WITHDRAWAL CHARGES MAY APPLY TO WITHDRAWALS DURING THE FIRST CONTRACT YEAR UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE SUCH WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. WITHDRAWAL CHARGES WILL ALSO APPLY TO WITHDRAWALS OF PURCHASE PAYMENTS THAT EXCEED THE FREE WITHDRAWAL AMOUNT.

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT GUARANTEE THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL TOTAL GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE UNTIL TERMINATION OF THE RIDER.

For purposes of calculating the Total Guaranteed Withdrawal Amount purchase payment credits (I.E., bonus payments) are not included. In any event, withdrawals will reduce your Account Balance and death benefits.

CHARGES. If the Lifetime Withdrawal Guarantee II is in effect, we will continue to assess the benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero.

TAX TREATMENT. The tax treatment of withdrawals under the LWG II is uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal, if the Remaining Guaranteed Withdrawal Amount is greater than the Account Balance (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II

TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee Benefit II is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If you take a withdrawal that does NOT exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a NON-EXCESS WITHDRAWAL. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Balance. We refer to this type of withdrawal as an EXCESS WITHDRAWAL.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charge). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charge) reduces the Account Balance.

6.00% COMPOUNDING INCOME AMOUNT. If you elect the Single Life Version of LWG II, and you are 63 years old or older, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the fifth Contract Anniversary. If the first withdrawal is taken before you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

If you elect the Joint Life Version of LWG II and the younger spouse is age 66 or older we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each Contract Anniversary until the earlier of:
(a) the date of the first withdrawal from the Contract or (b) the fifth Contract Anniversary. If the first withdrawal is taken before the younger spouse is 66 years old, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

We may also increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of LWG II is elected, the Withdrawal Rate is 5% (6% if you make the first withdrawal on or after the Contract Anniversary following the date you reach age 76). If the Joint Life Version of LWG II is elected, the Withdrawal Rate is 4.5% (5% if you make the first withdrawal on or after the Contract Anniversary following the date the younger spouse reaches age 63).

If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the applicable Withdrawal Rate.

IT IS IMPORTANT TO NOTE:

   . If you take your first withdrawal before the date you reach age 59 1/2 (or, with the Joint Life Version, if you take your first withdrawal before the date when both you and your spouse are at least 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted even if your Account Balance declines to zero. This means if your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals, however, you will not be guaranteed income for the rest of your life.

   .  If you take your first withdrawal on or after the date your reach age
      59 1/2 , we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version was elected, and, you take your first withdrawal when both you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount or your Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if applicable). Therefore, you will be guaranteed income for life.

   . If you take your first withdrawal on or after the Contract Anniversary following the date you reach age 76, your Annual Benefit Payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. If you elect the Joint Life Version, and if you take your first withdrawal on or after the Contract Anniversary following the date when both you and your spouse are at least age 63, your Annual Benefit will be set equal to the 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.

   . If you have elected the LWG II, you should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the

     LWG II. For example, we no longer increase your Total Guaranteed
      Withdrawal Amount by the 6% Compounding Income Amount once you make your first withdrawal. However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

At any time during the pay-in phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG II.

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have made an Excess Withdrawal. If you do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the applicable Withdrawal Rate (see "Annual Benefit Payment" above for how the Withdrawal Rate is determined.).

In addition, as noted above, if you take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero.

You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the Contract Anniversary following the date you reached age 76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract owner's 91st birthday, (or with the Joint Life Version, the youngest spouse's 91st birthday) an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up will:

   . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not you have taken any withdrawals;

   . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the Contract Anniversary following the date you reach age 76) or, if the Joint Life Version of LWG II was elected, reset the Annual Benefit Payment, equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the Contract Anniversary following the date when the younger spouse reaches age 63); and

   . reset the Lifetime Withdrawal Guarantee Benefit II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to the same optional benefit available for new contract purchases at the time of the step-up), up to a maximum of 1.25% (Single Life version) or 1.50% (Joint Life version).

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.

Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Account Balance to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee Benefit II, there are certain investment allocation restrictions. Please see "Your Investment Choices--Investment Allocation Restrictions For Certain Benefits" in the Prospectus. In addition, the Fixed Account is not available.

JOINT LIFE VERSION. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time you purchase the contract, and the Contract owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the Contract dies (or when the first joint owner dies), the LWG II will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary beneficiary at the time of your death, he or she will not be eligible to receive payments under the Lifetime Withdrawal Guarantee Benefit II. In situations in which a trust is both the owner and beneficiary of the Contract, the Joint Life version of the benefit would not apply.

In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary beneficiary will terminate the LWG II rider. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life Versions of LWG II (see "6% Compounding Income Amount" above). In addition, the Withdrawal Rate for the Joint Life Version of LWG II may differ from the Withdrawal Rate for the Single Life Version. (see "Annual Benefit Payment" above).

Because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union would not be able to receive continued payments upon the death of the owner under the joint life version of the LWG II.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee Benefit II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee Benefit II will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee Benefit II charge and, the investment allocation restrictions described in "Investment Choices--Investment Allocation Restrictions for Certain Benefits" in the Prospectus will no longer apply. The Contract, however, will continue.

If you cancel the Lifetime Withdrawal Guarantee Benefit II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a GUARANTEED PRINCIPAL ADJUSTMENT to your Account Balance. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

     (a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Balance attributable to any partial withdrawals taken (including any applicable withdrawal charges) and

     (b) is the Account Balance on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Balance in such investment division bears to the total Account Balance in all investment divisions. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee Benefit II may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the Lifetime Withdrawal Guarantee Benefit II for its Guaranteed Principal Adjustment feature.

TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE BENEFIT II. The Lifetime Withdrawal Guarantee Benefit II will terminate upon the earliest of:

     (1) The date of a full withdrawal of the Account Balance (a pro rata portion of the charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

     (2) The date the Account Balance is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);

     (3) The date there are insufficient amounts to deduct the Lifetime Withdrawal Guaranteed Benefit charge (you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met);

     (4) Death of the Contract owner or joint Contract owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee Benefit II, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;

     (5) Change in contract owners or joint contract owners or annuitants (if the contract owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);

     (6) The Deferred Annuity is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)

     (7) Effective date of the cancellation of this benefit by the Contract Owner or;

     (8) The date you assign your Contract, subject to our administrative procedures.

     (9) The effective date of a change in the primary beneficiary under the Joint Life Version subject to our administrative procedures.

Once the benefit is terminated, the Lifetime Withdrawal Guarantee Benefit II charge will no longer be deducted and the Lifetime Withdrawal Guarantee II investment allocation restrictions will no longer apply.

ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee Benefit II may affect the death benefit available under your Contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee Benefit II is in effect, an alternative death benefit amount will be calculated under the Lifetime Withdrawal Guarantee Benefit II that can be taken in a lump sum. The Lifetime Withdrawal Guarantee Benefit II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the Lifetime Withdrawal Guarantee Benefit II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Contract owner (or the annuitant, if the Contract owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s) of the Internal Revenue Code). If you terminate the Lifetime Withdrawal Guarantee Benefit II because (1) you make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the Lifetime Withdrawal Guarantee Benefit II charge; or (3) the Contract Owner dies, except where the beneficiary or joint owner is the spouse of the Contract owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

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



LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS

The Lifetime Withdrawal Guarantee is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.

CHARGES. For the Lifetime Withdrawal Guarantee Benefit II the current charges are 0.65% of the Total Guaranteed Withdrawal Amount for the Single Life version and 0.85% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the Lifetime Withdrawal Guarantee Benefit II to the rate currently applicable to the same optional benefit available for new contract purchases at the time of the step-up, but no more than a maximum of 1.25% for the Single Life version or 1.50% for the Joint life version. The charge is deducted at the end of each Contract Year after applying the 6% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Separate Account balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.

EXAMPLES OF LIFETIME WITHDRAWAL GUARANTEE BENEFIT II

The purpose of these examples is to illustrate the operation of the Lifetime Guaranteed Withdrawal Benefit II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. The Lifetime Withdrawal Guarantee Benefit does not guarantee an Account Balance or minimum investment return for any investment division. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.

A. Lifetime Withdrawal Guarantee Benefit

     1.  When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a contract with the Single Life version had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero. (Under the Lifetime Withdrawal Guarantee II, if the Contract Owner makes the first withdrawal at or after the Contract Anniversary following attained age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

                                    [CHART]

       Annual Benefit     Cumulative           Account
          Payment         Withdrawals          Balance
       --------------     -----------        -----------
 1        $5,000           $ 5,000           $100,000.00
 2         5,000            10,000             90,250.00
 3         5,000            15,000             80,987.50
 4         5,000            20,000             72,188.13
 5         5,000            25,000             63,828.72
 6         5,000            30,000             55,887.28
 7         5,000            35,000             48,342.92
 8         5,000            40,000             41,175.77
 9         5,000            45,000             34,366.98
10         5,000            50,000             27,898.63
11         5,000            55,000             21,753.70
12         5,000            60,000             15,916.02
13         5,000            65,000             10,370.22
14         5,000            70,000              5,101.71
15         5,000            75,000                 96.62
16         5,000            80,000                     0
17         5,000            85,000                     0
18         5,000            90,000            -13,466.53
19         5,000            95,000                     0
20         5,000           100,000                     0




2. When Withdrawals Do Exceed the Annual Benefit Payment

     a.  Lifetime Withdrawal Guarantee II--Proportionate Reduction

Assume that a contract with the Single Life version had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $80,000-$10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Account Balance before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% X $87,500 = $4,375.

(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Account Balance before that withdrawal.)

B. Lifetime Withdrawal Guarantee Benefit--Compounding Income Amount

Assume that a contract owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 X 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 X 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 X 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 X 5%).

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 X 5%).

(In contrast to the Lifetime Withdrawal Guarantee II, the Lifetime Withdrawal Guarantee I has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

        Delay taking withdrawals and receive higher guaranteed payments

                             [GRAPHIC APPEARS HERE]

                             Annual Benefit Payment

     1              2           3            4            5           6
   ------        ------       ------       ------       ------      ------
   $5,000        $5,300       $5,618       $5,955       $6,312      $6,691



C. Lifetime Withdrawal Guarantee Benefit--Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)

Assume that a contract owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 X 5%).

At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Balance is less than $159,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 X 5%).

SUMMARY

The chart below highlights certain differences between the GMIB Plus II and the LWG II. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.


                            GMIB PLUS II                  LWG II
     ----------------------------------------------------------------------
     Lifetime Income  Yes (after waiting period) Yes (if 1st withdrawal on or after age 59 1/2)
     ----------------------------------------------------------------------

     Benefit Rider    Yes                        No
       Involves
       Annuitization
     ----------------------------------------------------------------------

     Withdrawals      Prior to Annuitization     Yes
       Permitted/1/
     ----------------------------------------------------------------------

     Waiting Period   Must wait 10 years to      None (59 1/2 for lifetime
                        annuitize under rider;     withdrawals)
                        Optional Step-Up
                        restarts waiting
                        period; withdrawals
                        available immediately
     ----------------------------------------------------------------------

     Reset/Step-Up    Yes                        Yes
     ----------------------------------------------------------------------

     May Invest in    Prior to annuitization     Yes
       Variable
       Investment
       Options
     ----------------------------------------------------------------------

     Investment       Yes                        Yes
       Allocation
       Requirements
     ----------------------------------------------------------------------

     Ability to       Yes after 10 years, can    Yes, at 5th, 10th and &
       cancel Rider     take lump-sum option       15th Contract
                        under the GPO provisions   Anniversary, annually
                                                   thereafter, or lump-sum
                                                   option under the GPA
                                                   provisions after 15
                                                   years.
     ----------------------------------------------------------------------

     Death Benefit    Prior annuitization        Contract death benefit or
                        contract death benefit     alternate rider death
                        available/2/               benefit available:
                                                   ability to receive
                                                   Remaining Guarantee
                                                   Withdrawal Amount in
                                                   series of payments
                                                   instead of contract
                                                   death benefit
     ----------------------------------------------------------------------

     Current Rider    0.75%                      0.65% (Single Life
       Charges/3/                                  version) or 0.85%
                                                   (Joint Life version)

(1) Withdrawals will reduce the living and death benefits and Account Balance.

(2) If the contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the annuitant. See "Income Payment Types" in the Prospectus and the rider descriptions for more information.

(3) Certain rider charges may increase upon a Reset or Step-Up. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than Account Balance. For example, the charge for GMIB Plus II is 0.75% of the Income Base. See the Table of Expenses section in the Prospectus and the individual rider descriptions for more information.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1600 Division Road         Telephone: (800) 638-7732
             West Warwick, RI 02893

             Book 204

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